UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2026

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosure set forth in Item 8.01 of this Current Report on Form 8-K under the heading “Redemption of Senior Subordinated Notes” is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 25, 2026, AMC Entertainment Holdings, Inc. (the “Company”) issued a press release announcing that it had completed its previously disclosed registered direct offering (the “Offering”). The full text of the press release is incorporated by reference as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K, and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Redemption of Senior Subordinated Notes

Concurrently with the completion of the Offering, on June 24, 2026, the Company delivered a notice of full redemption (the “Notice”) to holders of its $125,471,000 aggregate principal amount of 6.125% Senior Subordinated Notes due 2027 (the “Senior Subordinated Notes”) to redeem the Senior Subordinated Notes in full at a redemption price equal to 100.000% of the principal amount of the Senior Subordinated Notes, plus accrued and unpaid interest, if any, to the applicable redemption date (the “Redemption”).

This Current Report on Form 8-K does not constitute a notice of redemption of the Senior Subordinated Notes. Information concerning the terms and conditions of the Redemption is described in the Notice distributed to holders of the Senior Subordinated Notes by the trustee under the indenture governing the Senior Subordinated Notes.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In many cases, these forward-looking statements may be identified by the use of words such as “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “indicates,” “projects,” “goals,” “objectives,” “targets,” “predicts,” “plans,” “seeks,” and variations of these words and similar expressions. Examples of forward-looking statements include statements the Company makes regarding impacts of the industry box office in North America and European industry attendance, the Company’s expected revenue, net loss, capital expenditures, diluted loss per share, Adjusted EBITDA and estimated cash and cash equivalents, the potential for sustained growth, the Company’s cash generation potential, the potential for further debt equitization, the ability to achieve the Company’s AMC Go Plan, the Company’s financial runway and the continued box office recovery as well as the future box office outlook, including with respect to the full year 2026, the use of proceeds from the Offering, changing market dynamics, capitalizing on opportunities to further strengthen AMC’s balance sheet and the Redemption. Any forward-looking statement speaks only as of the date on which it is made. These forward-looking statements may include, among other things, statements related to AMC’s current expectations regarding the performance of its business, financial results, liquidity and capital resources and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to: the sufficiency of AMC’s existing cash and cash equivalents and available borrowing capacity; AMC’s ability to obtain additional liquidity, which if not realized or insufficient to generate the material amounts of additional liquidity that will be required unless it is able to achieve more normalized levels of operating revenues, likely would result with AMC seeking an in-court or out-of-court restructuring of its liabilities; the effectiveness of the refinancing transactions completed in the third quarter of 2025 and the ability to further equitize existing debt; increased use of alternative film delivery methods or other forms of entertainment; the continued recovery of the North American and international box office; AMC’s significant indebtedness, including its ability to meet its covenants and limitations on AMC's ability to take advantage of certain business opportunities imposed by such covenants; shrinking exclusive theatrical release windows; the seasonality of AMC’s revenue and working capital; intense competition in the geographic areas in which AMC operates; risks relating to impairment losses, including with respect to goodwill and other intangibles, and theatre and other closure charges; motion picture production, promotion, marketing, and performance including labor stoppages affecting the production, supply and release schedule of theatrical motion picture content and choice of distributors to release fewer feature-length films as a result of the additional financial burden imposed by tariffs; the use of artificial intelligence (“AI”) technology in the filmmaking process and audience acceptance of movies made utilizing AI technology; general and international economic, political, regulatory and other risks, including but not limited to rising interest rates; AMC’s lack of control over distributors of films; limitations on the availability of capital, including on the authorized number of Common Stock; dilution of voting power caused by recent sales of Common Stock and through the issuance of Common Stock underlying Muvico, LLC’s exchangeable notes and the issuance of preferred stock; AMC’s ability to achieve expected synergies, benefits and performance from its strategic initiatives; AMC’s ability to refinance its indebtedness on favorable terms; AMC’s ability to optimize its theatre circuit; AMC’s ability to recognize interest deduction carryforwards, net operating loss carryforwards, and other tax attributes to reduce future tax liability; supply chain disruptions, labor shortages, increased cost and inflation; and other factors discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties, or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, the Company cautions you against relying on forward-looking statements, which speak only as of the date they are made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated June 25, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: June 25, 2026	By:	/s/ Edwin F. Gladbach
Name: Edwin F. Gladbach
Title: Senior Vice President, General Counsel and Secretary

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